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                                                                  [LOGO] VOXWARE
                                                    people | power | performance
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VOXWARE ANNOUNCES FISCAL 2005 YEAR END AND FOURTH QUARTER RESULTS

RECORD REVENUE GROWTH AND INCREASE IN CASH BALANCE

PRINCETON, NJ -- AUGUST 22, 2005 - Voxware, Inc. (OTC: VOXW), a leading supplier of voice-based solutions for the logistics workforce, announced preliminary financial results for the quarter and twelve months ended June 30, 2005.

                                         THREE MONTHS ENDED JUNE 30
                                            2005             2004                          % CHANGE
                                            ----             ----                          --------
                                                                        (positive numbers indicate favorable variance,
                                                (in thousands)           numbers in () indicate unfavorable variance)
           Total Revenues                $   5,340        $   3,769                          +42%
         Net Income/(Loss)               $    (145)       $  (4,159)                         +97%
 applicable to common stockholders

                                        TWELVE MONTHS ENDED JUNE 30
                                            2005             2004                          % CHANGE
                                            ----             ----                          --------

          Total Revenues                 $  17,502        $  11,650                          +50%
         Net Income/(Loss)               $  (1,456)       $ (10,326)                         +86%
 applicable to common stockholders

Revenues for the fourth quarter increased to $5.3 million, up 7% from $5.0 million in the third quarter of 2005, and up 42% from $3.8 million in the fourth quarter of 2004. The increase in revenues over the third quarter of 2005 resulted from higher service revenues associated with the successful deployment of the VoiceLogistics(R) solution at additional sites. The increase in revenues over the fourth quarter of 2004 resulted from increased sales of voice-based solution products and related services. Total operating expenses for the fourth quarter were $2.9 million, up 5% from $2.7 million in the third quarter of 2005, and down 11% from $3.2 million in the fourth quarter of 2004. The increase in operating expenses over the third quarter of 2005 was due primarily to increases in staff to support Voxware's continued growth. Net loss applicable to common stockholders for the fourth quarter decreased to $0.1 million, or $0.00 per diluted share compared to $4.2 million or $0.10 per diluted share in the fourth quarter of 2004.

Revenue for 2005 increased to $17.5 million, up 50% from $11.7 million in 2004. The Company's operating loss decreased to $0.4 million in 2005 from $7.5 million in 2004. Net loss applicable to common stockholders for the full year decreased to $1.5 million, or $0.03 per diluted share compared to $10.3 million or $0.29 per diluted share in 2004.

"April through June was another record quarter for the Company," stated Tom Drury, Voxware's CEO. "Our revenue passed the $5 million mark for the first time. For fiscal year 2005, we achieved an operating profit of $1,186,000, excluding $1,630,000 in amortization of deferred employee compensation associated with stock option issuances, a non-cash item. Voxware believes operating profit is an important measure of overall financial health of the Company because it is closely correlated with cash flow. We were cash flow positive for the quarter and for the overall year, and our accounts receivable and cash increased to nearly $6 million."

On August 11, 2005, the Company issued and sold an aggregate of 188,860,967 shares of Common Stock. An additional 17,389,030 shares of Common Stock were issued and sold at the final closing today, August 22, 2005. Aggregate gross proceeds to the Company for the entire private placement were $6.6 million before taking into account expenses and commissions. In connection with these transactions effective August 11, 2005, all of the Company's outstanding shares of Series D Convertible Preferred Stock (the "Series D Preferred Stock") converted into 650,918,946 shares of Common Stock, including accrued dividends. As of today, giving effect to the transactions and conversion of the Series D Preferred Stock, the Company has 936,221,605 shares of Common Stock issued and outstanding, as compared to 78,203,061 as of June 30, 2005.

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   CORPORATE HEADQUARTERS | 168 Franklin Corner Road, Lawrenceville, NJ 08648
                     Tel: 609. 514.4100 | Fax: 609. 514.4101

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ABOUT VOXWARE
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Voxware's corporate headquarters are in Princeton, New Jersey, with operating offices in Cambridge, Massachusetts and the United Kingdom. Additional information about Voxware can be obtained on the Internet at WWW.VOXWARE.COM.

FOR ADDITIONAL INFORMATION:

Press Contact:                                  Investor Relations Contact:
Paul Commons                                    IR@voxware.com
Voxware, Inc.
609-514-4100

This news release may contain forward-looking statements. Such statements are subject to certain factors that may cause Voxware's plans to differ or results to vary from those expected including the risks associated with Voxware's need to introduce new and enhanced products and services in order to increase market penetration and the risk of obsolescence of its products and services due to technological change; Voxware's need to attract and retain key management and other personnel with experience in providing integrated voice-based solutions for logistics, specializing in the supply chain sector; the potential for substantial fluctuations in Voxware's results of operations; competition from others; Voxware's evolving distribution strategy and dependence on its distribution channels; the potential that speech products will not be widely accepted; Voxware's need for additional capital; and a variety of risks set forth from time to time in Voxware's filings with the Securities and Exchange Commission. Voxware undertakes no obligation to publicly release results of any of these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unexpected results.

                               (Tables to Follow)

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

                                              VOXWARE, INC. AND SUBSIDIARIES
                                                CONSOLIDATED BALANCE SHEETS
                                             (IN THOUSANDS, EXCEPT SHARE DATA)


                                                                                     JUNE 30, 2005        JUNE 30, 2004
                                                                                     -------------        -------------
                                                          ASSETS
CURRENT ASSETS
      Cash and cash equivalents                                                  $              3,639    $         1,124
      Accounts receivable, net of allowance for doubtful accounts of $116 and
         $114, at June 30, 2005 and June 30, 2004, respectively                                 2,408              2,854
      Inventory, net                                                                              616                324
      Deferred project costs                                                                      150                 31
      Prepaids and other current assets                                                            61                397
                                                                                ----------------------  -----------------
           TOTAL CURRENT ASSETS                                                                 6,874              4,730

PROPERTY AND EQUIPMENT, NET                                                                       238                247
OTHER ASSETS
      Deferred financing costs, net                                                               266                438
      Other assets, net                                                                            36                 29
                                                                                ----------------------  -----------------
           TOTAL OTHER ASSETS                                                                     302                467
                                                                                ----------------------  -----------------
TOTAL ASSETS                                                                     $              7,414    $         5,444
                                                                                ======================  =================

                                      LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
      Current portion of long-term debt                                          $                666    $           363
      Working Capital Line of credit                                                            1,000                  -
      Accounts payable and accrued expenses                                                     3,103              3,515
      Preferred stock rescission liability                                                          -              2,051
      Deferred revenues                                                                         1,501                743
                                                                                ----------------------  -----------------
           TOTAL CURRENT LIABILITIES                                                            6,270              6,672
      Long-term debt, net of current maturities                                                   334              1,013
                                                                                ----------------------  -----------------
           TOTAL LIABILITIES                                                                    6,604              7,685
                                                                                ----------------------  -----------------

STOCKHOLDERS' EQUITY (DEFICIT)
      7% cumulative Series D convertible preferred stock, $.001 par value,
         ($9,744 and $9,891 aggregate liquidation preference at June 30, 2005 and June 30, 2004, respectively); 649,621,940 and 659,424,187 shares issued
         and outstanding at June 30, 2005 and June 30, 2004, respectively                         650                660
      Common stock, $.001 par value, 1,500,000,000 and 1,035,000,000 shares authorized as of June 30, 2005 and June 30, 2004, respectively;
          78,203,061 and 46,043,621 shares issued and outstanding at
          June 30, 2005 and June 30, 2004, respectively                                            78                 46
      Additional paid-in capital                                                               70,718             67,856
      Accumulated deficit                                                                     (66,626)           (65,866)
      Deferred compensation                                                                    (4,022)            (4,937)
      Accumulated other comprehensive gain                                                         12                  -
                                                                                ----------------------  -----------------
           TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                                                   810             (2,241)
                                                                                ----------------------  -----------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)                             $              7,414    $         5,444
                                                                                ======================  =================

Financial statements should be read in conjunction with the Notes to Consolidated Financial Statements contained in Forms 10-K, 10-K/A, 10-QSB and 10-QSB/A

Certain amounts contained in the accompanying June 30, 2004 Consolidated Balance Sheet have been reclassified to conform to the 2005 presentation.

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

                                                   VOXWARE, INC. AND SUBSIDIARIES
                                                CONSOLIDATED STATEMENTS OF OPERATIONS
                                                (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                   THREE MONTHS ENDED
                                                                         JUNE 30,                         YEAR ENDED JUNE 30,
                                                            ---------------------------------     ---------------------------------
                                                                 2005               2004               2005               2004
                                                            ---------------    --------------     --------------     --------------
REVENUES
      Product revenues                                      $        4,063     $       3,059      $      13,859      $       8,190
      Services revenues                                              1,277               710              3,643              3,460
                                                            ---------------    --------------     --------------     --------------
          TOTAL REVENUES                                             5,340             3,769             17,502             11,650
                                                            ---------------    --------------     --------------     --------------

COST OF REVENUES
        Cost of product revenues                                     1,102             1,366              4,380              4,460
        Cost of service revenues                                     1,236             1,065              3,685              3,174
                                                            ---------------    --------------     --------------     --------------
          TOTAL COST OF REVENUES                                     2,338             2,431              8,065              7,634
                                                            ---------------    --------------     --------------     --------------
GROSS PROFIT                                                         3,002             1,338              9,437              4,016
                                                            ---------------    --------------     --------------     --------------

OPERATING EXPENSES
        Research and development                                       692               395              2,274              1,974
        Sales and marketing                                            966               945              2,985              3,554
        General and administrative                                     794               735              2,992              3,791
        Amortization of deferred employee compensation                 400                91              1,630              1,149
        Impairment of purchased intangibles                                            1,039                  -              1,039
                                                            ---------------    --------------     --------------     --------------

          TOTAL OPERATING EXPENSES                                   2,852             3,205              9,881             11,507
                                                            ---------------    --------------     --------------     --------------

OPERATING LOSS                                                         150            (1,867)              (444)            (7,491)

OTHER EXPENSES
      Interest expense                                                 (62)              (59)              (247)              (115)
      Other expenses, net                                              (61)              (19)               (69)               (97)
                                                            ---------------    --------------     --------------     --------------

NET LOSS                                                                27            (1,945)              (760)            (7,703)
      Beneficial conversion feature - Series D convertible
        preferred                                                   (2,051)                              (2,051)
      Dividends-Series D convertible preferred stock                  (172)             (163)              (696)              (572)
                                                            ---------------    --------------     --------------     --------------

NET LOSS APPLICABLE TO COMMON STOCKHOLDERS                  $         (145)     $     (4,159)      $     (1,456)      $    (10,326)
                                                            ===============    ==============     ==============     ==============

NET LOSS PER SHARE APPLICABLE TO COMMON STOCKHOLDERS
      Basic and diluted                                     $        (0.00)     $      (0.10)      $      (0.03)      $      (0.29)
                                                            ===============    ==============     ==============     ==============

WEIGHTED AVERAGE NUMBER OF SHARES USED IN COMPUTING NET
LOSS PER COMMON SHARE
      Basic and diluted                                             68,959            41,722             57,854             35,312
                                                            ===============    ==============     ==============     ==============

Financial statements should be read in conjunction with the Notes to Consolidated Financial Statements contained in Forms 10-K, 10-K/A, 10-QSB and 10-QSB/A.

Certain amounts contained in the accompanying Consolidated Statements of Operation for the quarter and year ended June 30, 2004 have been reclassified to conform to the 2005 presentation.